UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2024

BigBear.ai Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6811 Benjamin Franklin Drive, Suite 200

Columbia, MD 21046

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on November 4, 2023, BigBear.ai Holdings, Inc. (“BBAI”) entered into an Agreement and Plan of Mergers (the “Merger Agreement”) with Pangiam Ultimate Holdings, LLC (“Seller”), Pangiam Intermediate Holdings, LLC (“Pangiam”), a direct, wholly-owned subsidiary of Seller, Pangiam Merger Sub, Inc. (“Merger Sub”), a direct, wholly-owned subsidiary of BBAI and Pangiam Purchaser, LLC, a direct, wholly-owned subsidiary of BBAI (“Purchaser”), pursuant to which, Merger Sub will first merge with and into Pangiam and Pangiam will subsequently merge with and into Purchaser, with Purchaser surviving such merger as a wholly-owned subsidiary of BBAI (the “Mergers”).

In connection with the Merger Agreement, BBAI filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary proxy statement (the “Preliminary Proxy Statement”) on January 16, 2024, and a definitive proxy statement (the “Proxy Statement”) on January 29, 2024.

Litigation Related to the Mergers

Following the filing of the Proxy Statement with the SEC, and as of February 22, 2024, two complaints have been filed by purported BBAI shareholders as individual actions. The first complaint is captioned as follows: Weiss v. BigBear.ai Holdings, Inc. et al., 1:24-cv-00959, filed February 8, 2024 (S.D.N.Y.) (the “Weiss Complaint”). The Weiss Complaint generally alleges that the Proxy Statement is misleading and misrepresents and/or omits certain purportedly material information in violation of applicable federal or state law. The Weiss Complaint seeks, among other things: to enjoin the consummation of the Mergers and the other transactions contemplated by the Merger Agreement unless and until the purportedly material information omitted from the Proxy Statement is disclosed; rescission or rescissory damages in the event the Mergers and the other transactions contemplated by the Merger Agreement are consummated; direction that defendants file a truthful proxy statement; costs of the actions, including attorneys’ and expert fees; and any other relief the court may deem just and proper. The second complaint is captioned as follows: Scott v. BigBear.ai Holdings, Inc. et al., 1:24-cv-00186-UNA, filed February 12, 2024 (D. Del.) (the “Scott Complaint” and together with the Weiss Complaint, the “Complaints”). The Scott Complaint generally alleges that the Proxy Statement is misleading and misrepresents and/or omits certain purportedly material information in violation of applicable federal or state law. The Scott Complaint seeks, among other things: to enjoin the consummation of the Mergers and the other transactions contemplated by the Merger Agreement unless and until the purportedly material information omitted from the Proxy Statement is disclosed; rescission or rescissory damages in the event the Mergers and the other transactions contemplated by the Merger Agreement are consummated; a declaration that defendants violated federal securities laws; costs of the actions, including attorneys’ and expert fees; and any other relief the court may deem just and proper.

In addition to the Complaints, beginning on January 23, 2024, purported shareholders of BBAI have sent demand letters alleging similar deficiencies in the Proxy Statement and the Preliminary Proxy Statement as those asserted in the Complaints (the “Disclosure Demands”). On February 17, 2024, a purported shareholder of BBAI issued a demand to inspect BBAI’s books and records pursuant to 8 Del. C. § 220 alleging similar deficiencies in the Proxy Statement as those asserted in the Complaints (the “Section 220 Demand” and together with the Complaints and the Disclosure Demands, the “Matters”).

BBAI management believes that the Matters are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Matters delay or otherwise adversely affect the Mergers, and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, BBAI has agreed to supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, BBAI specifically denies all allegations in the Matters that any additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in the supplemental disclosures below differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information contained in the Proxy Statement. Page references in the below disclosures are to the Proxy Statement, and defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

The section of the Proxy Statement entitled “The Mergers – Opinion of BBAI’s Financial Advisor” is hereby supplemented as follows:

The following underlined sentences and tables are added before the second full paragraph on page 41 of the Proxy Statement:

The various public market trading multiples for the selected Government Business companies are summarized in the table below:

EV/EBITDA
	LTM	CY23	CY24
BigBear.ai Holdings, Inc.	nmf	nmf	nmf
Booz Allen Hamilton Holding Corporation	28.8x	16.8x	15.4x
CACI International Inc	12.6x	12.1x	11.1x
ICF International, Inc.	15.7x	13.6x	12.4x
Leidos Holdings, Inc.	11.4x	11.0x	10.4x
Science Applications International Corporation	8.1x	11.2x	11.1x

The various public market trading multiples for the selected Commercial Business companies are summarized in the table below:

EV/Revenue
CY24
BigBear.ai Holdings, Inc.	2.0x
Clear Secure, Inc.	1.3x
Digimarc Corporation	nmf
Duos Technologies Group, Inc.	0.9x
Facephi Biometria, S.A.	n/a
GB Group plc	2.3x
Intellicheck, Inc.	1.2x

Mitek Systems, Inc.	2.7x
OneSpan Inc.	1.0x
Palantir Technologies Inc.	nmf
Perfect Corp.	2.1x
Secunet Security Networks Aktiengesellschft	2.8x

The underlined language is added after the second full paragraph on page 42 of the Proxy Statement:

EY reviewed transactions involving government information technology service providers and transportation technology providers announced since September 2018 and selected eleven transactions, although EY noted that none of the selected transactions or the entities that participated in the selected transactions were directly comparable to the Government Business.

Using publicly available information, for each of the selected transactions, EY calculated the implied enterprise value of the applicable target company based on consideration paid in the applicable transaction, as a multiple of the estimated LTM EBITDA of the target company for the last twelve-month period ended prior to announcement of each applicable transaction as disclosed in public company filings and other publicly available information. The selected transactions and the implied enterprise value to LTM EBITDA multiples calculated for the transactions are set forth below:

The underlined language, the entirety of the column titled “EV / LTM EBITDA”, is added to the table on page 42 of the Proxy Statement:

Classification	Date Announced	Target	Buyer	EV / LTM EBITDA
Government IT service providers	5/16/2022	ManTech International Corporation	The Carlyle Group Inc.	13.65x

	6/3/2021	Halfaker And Associates, LLC	Science Applications International Corporation	n/a

	1/27/2021	Perspecta Inc.	Peraton Corporation	11.26x

	2/6/2020	Unisys Federal	Science Applications International Corporation	n/a

	1/13/2020	Incentive Technology Group, LLC	ICF Incorporated, L.L.C.	n/a

	6/14/2019	SCISYS Group PLC	CGI Group Holdings Europe Limited	15.38x

	4/22/2019	The KeyW Holding Corporation	Jacobs Solutions Inc.	19.54x

	3/22/2019	Scalian SAS	Cobepa S.A.; Andera Partners	n/a

	9/10/2018	Valinar, LLC	Science Applications International Corporation	13.73x

Transportation technology providers	2/8/2021	Cubic Corporation	Veritas Capital Fund Management, L.L.C; Evergreen Coast Capital Corp.	14.67x

	11/2/2018	Ultra Electronics Limited	ADB Safegate BVBA	n/a

The underlined language is added after the third full paragraph on page 42 of the Proxy Statement:

EY also reviewed transactions involving image processing products providers announced since September 2018 and selected three transactions, although EY noted that none of the selected transactions or the entities that participated in the selected transactions were directly comparable to the Commercial Business.

Using publicly available information, for each of the selected transactions, EY calculated the implied enterprise value of the applicable target company based on consideration paid in the applicable transaction, as a multiple of the estimated revenue of the target company for the last twelve-month period prior to announcement of each applicable transaction as disclosed in public company filings and other publicly available information. The selected transactions and the implied enterprise value to LTM revenue multiples calculated for the transactions are set forth below:

The underlined language, the entirety of the column titled “EV / LTM Revenue”, is added to the table on page 42 of the Proxy Statement:

Classification	Date Announced	Target	Buyer	EV / LTM Revenue
Image processing products providers	12/13/2021	VisionLabs B.V.	Intema S.a.r.l.	6.36x

	11/18/2021	Acuant Inc.	Audax Management Company, LLC; GB Group plc	12.67x

	11/20/2019	PIXIA Corp.	Cubic Corporation	10.48x

Important Additional Information and Where to Find It

As stated above, on January 29, 2024, BBAI filed with the SEC the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT BBAI, PANGIAM, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Proxy Statement and other documents filed or that will be filed with the SEC by the parties on the website maintained by the SEC at www.sec.gov or on BBAI’s website at https://ir.bigbear.ai.

Participants in the Solicitation

BBAI and Pangiam and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BBAI in respect of the proposed transactions contemplated by the Proxy Statement. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of BBAI, respectively, in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Information regarding BBAI’s directors and executive officers is contained in the Proxy Statement, BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 and its Proxy Statement on Schedule 14A, dated May 24, 2023, which are filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. BBAI intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including without limitation statements regarding the combined company’s future strategy, prospects, market position, industry, and performance, projections regarding Pangiam’s future revenue growth, expected combined financial benefits from the merger, and expected growth in total addressable market are forward-looking statements. Without limited the foregoing, words such as “believe” “may,” “will,” “expect,” “should,” “could,” “would,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “target,” “is/are likely to,” “forecast,” “future,” “guidance,” “possible,” “predict,” “seek,” “see,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: failure to consummate the proposed transactions in a timely manner or at all; failure to obtain applicable regulatory and stockholder approvals; failure to satisfy other closing conditions to the proposed transactions; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings; failure to timely and successfully realize anticipated benefits of the combined operations; potential litigation relating to the proposed transactions and disruptions from the proposed transactions that could harm BBAI’s or Pangiam’s business; reductions in customer spending, a slowdown in customer payments and changed in customer requirements; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including clients, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; the risk of termination of the Merger Agreement relating to the Mergers; risks that the Mergers could disrupt BBAI’s or Pangiam’s current plans and operations or divert the attention of their respective management or employees from ongoing business operations; the risk of unexpected costs and/or unknown or inestimable liabilities relating to the Mergers; and the risk that BBAI’s or Pangiam’s respective businesses may suffer as a result of uncertainty surrounding the Mergers. These and other important factors discussed under the caption “Risk Factors” in the Proxy Statement and under the caption “Risk Factors” in BBAI’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, as may be updated from time to time in other filings BBAI makes with the SEC including its Quarterly Report on Form 10-Q for the quarter ended on September 30, 2023 that was filed with the SEC on November 9, 2023, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K.

The foregoing list of factors is not exhaustive. These statements generally reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this Current Report on Form 8-K. You should not put undue reliance on any forward-looking statements. Although BBAI believes that the expectations reflected in the forward-looking statements are reasonable, BBAI cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, BBAI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBEAR.AI HOLDINGS, INC.

Date: February 22, 2024	By:	/s/ Sean Ricker
	Name:	Sean Ricker
	Title:	Chief Accounting Officer